UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 17, 2020
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of Principal Executive Offices)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2020 annual meeting of shareholders (the “Annual Meeting”) of ServiceNow, Inc. (the “Company”) held on June 17, 2020, the Company’s shareholders approved an amendment (the “Certificate of Amendment”) to the Company’s restated certificate of incorporation (the “Charter”) to declassify the Company’s board of directors (the “Board”) over a three-year period beginning at the 2021 annual meeting of shareholders. The Certificate of Amendment was previously approved by the Board, subject to approval by the Company’s shareholders, and became effective upon its filing with the Secretary of State of the State of Delaware on June 17, 2020.

Additionally, the Board previously approved a restatement of the Company’s restated bylaws (the “Bylaws”), which became effective upon the effectiveness of the Certificate of Amendment. The Bylaws consist of conforming changes to reflect the declassification of the Board in Section 2.2.

Copies of the Charter as amended by the Certificate of Amendment (“Amended Charter”) and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Amended Charter and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Charter and the Bylaws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2020, the Company held the Annual Meeting. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below:

1.Election of three Class II directors, William R. McDermott, Anita M. Sands and Dennis M. Woodside, each to serve a three-year term, which will expire at the 2023 Annual Meeting of Shareholders, or until such time as his or her respective successors have been duly elected and qualified or his or her respective death, resignation or removal:

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
William R. McDermott	155,930,480	1,053,108	1,940,933	13,024,880
Anita M. Sands	153,837,290	3,124,800	1,962,431	13,024,880
Dennis M. Woodside	151,570,573	5,379,054	1,974,894	13,024,880

        Based on the votes set forth above, each of the director nominees was duly elected.

2.Non-binding, advisory vote on a resolution to approve the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
90,509,625	61,360,766	7,054,130	13,024,880

Based on the votes set forth above, the shareholders advised that they were in favor of the Company’s named executive officer compensation set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020.

3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Shares For	Shares Against	Shares Abstaining
168,322,619	1,637,809	1,988,973

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was duly ratified.

4.Amendment to the Company's restated certificate of incorporation to declassify the Board:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
157,690,751	240,146	993,624	13,024,880

Based on the votes set forth above, the amendment to the Restated Certificate of Incorporation to declassify the Board of Directors was approved.

5.Advisory vote on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
155,821,155	44,677	1,029,538	2,029,151	13,024,880

In light of the advisory vote of the Company’s shareholders to hold future advisory votes on executive compensation every year, the Company has determined that it will hold future advisory votes on executive compensation every year until the next shareholder advisory vote on the frequency of advisory votes on executive compensation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	3.1	Restated Certification of Incorporation of ServiceNow, Inc., as amended
	3.2	Restated Bylaws of ServiceNow, Inc.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: June 19, 2020